Exhibit 10.32

Execution Version

AMENDED AND RESTATED ABL PLEDGE AGREEMENT

AMENDED AND RESTATED ABL PLEDGE AGREEMENT, dated as of September 19, 2025 (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Pledge Agreement”), among GMR INTERMEDIATE CORP., a Delaware corporation (“Holdings”), GLOBAL MEDICAL RESPONSE, INC., a Delaware corporation (the “Borrower”), each of the Subsidiaries listed on the signature pages hereto or that becomes a party hereto pursuant to Section 28 hereof (each such Subsidiary being a “Subsidiary Pledgor” and, collectively, the “Subsidiary Pledgors”) and Bank of America, N.A., as collateral agent (in such capacity, the “Collateral Agent”) for the benefit of the Secured Parties.

W I T N E S S E T H:

WHEREAS, Holdings and the Borrower are party to the Third Amended and Restated ABL Credit Agreement, dated as of the date hereof (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Holdings, the Borrower, the lending institutions from time to time party thereto (each a “Lender” and, collectively, together with the Swingline Lender, the “Lenders”) and Bank of America, N.A., as the Administrative Agent, the Collateral Agent, the Letter of Credit Issuer and the Swingline Lender;

WHEREAS, (a) pursuant to the Credit Agreement, (i) the Lenders have severally agreed to make available to the Borrower Revolving Credit Loans, (ii) the Letter of Credit Issuers have agreed to issue Letters of Credit for the account of the Borrower (or, so long as the Borrower is the primary obligor and a signatory to the Letter of Credit Request, for the account of Holdings or any Restricted Subsidiary) and (iii) the Swingline Lender has agreed to extend credit to the Borrower in the form of Swingline Loans, all upon the terms and subject to the conditions set forth therein and (b) one or more Cash Management Banks or Hedge Banks may from time to time enter into Secured Cash Management Agreements with Holdings and/or its Restricted Subsidiaries or Secured Hedge Agreements with the Borrower and/or its Restricted Subsidiaries;

WHEREAS, this Pledge Agreement amends and restates that certain ABL Pledge Agreement, dated as of April 28, 2015 (as amended, restated, amended and restated, supplemented, replaced or otherwise modified from time to time prior to the date hereof, the “Existing Pledge Agreement”), by and among the Borrower, the Guarantors party thereto and the Collateral Agent;

WHEREAS, pursuant to the Amended and Restated ABL Guarantee, dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Guarantee”), each Pledgor has agreed to unconditionally and irrevocably guarantee, as primary obligor and not merely as surety, to the Collateral Agent for the benefit of the Secured Parties, the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations (as defined below; provided that, in the case of the Borrower, the guaranteed Obligations shall not include any of its own Obligations in its capacity as Borrower under the Credit Agreement);

WHEREAS, the Borrower is party to the Amended and Restated Term Loan Credit Agreement, dated as of September 19, 2025 (the “Term Loan Facility”) among Holdings, the Borrower, the lenders from time to time party thereto and Morgan Stanley Senior Funding, Inc., as Term Loan Agent (the “Term Loan Agent”).

WHEREAS, the Amended and Restated ABL Intercreditor Agreement entered into on the date hereof between the Collateral Agent, the Term Loan Agent and the Secured Notes Agent (the “ABL Intercreditor Agreement”) governs the relative rights and priorities of the Secured Parties and the Term Loan Secured Parties (as defined therein) in respect of the ABL Priority Collateral and the CF Debt Priority Collateral (as defined below) (and with respect to certain other matters as described therein).

WHEREAS, the proceeds of the Loans, the issuance of the Letters of Credit and the provision of Secured Cash Management Agreements and Secured Hedge Agreements will be used in part to enable the Borrower to make valuable transfers to the other Pledgors in connection with the operation of their respective businesses;

WHEREAS, each Pledgor acknowledges that it will derive substantial direct and indirect benefit from the making of the Loans, the issuance of the Letters of Credit and the provision of Secured Cash Management Agreements and Secured Hedge Agreements; and

WHEREAS, as of the date hereof, (a) the Pledgors are the legal and beneficial owners of the Equity Interests described in Schedule 1 hereto and issued by the entities named therein (such Equity Interests, together with any Equity Interests of the issuer of such Equity Interests or any other issuer directly held by any Pledgor now or hereafter, in each case, except to the extent excluded from the Collateral for the Obligations pursuant to the last paragraph of Section 2 below, referred to collectively herein as the “Pledged Shares”) and (b) each of the Pledgors is the legal and beneficial owner of the Indebtedness evidenced by a promissory note in excess of the greater of (a) $126,000,000 and (b) 10% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis) and described in Schedule 1 hereto (together with any other Indebtedness owed to any Pledgor on the date hereof and any time hereafter, including the promissory notes required to be pledged pursuant to Section 9.12 of the Credit Agreement, referred to collectively herein as the “Pledged Debt”).

NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent, the Collateral Agent, the Letter of Credit Issuers and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective Loans to the Borrower, the Letter of Credit Issuers to issue their respective Letters of Credit and the Swingline Lender to extend Swingline Loans to the Borrower, and to induce one or more Agent, Lenders or Affiliates of Agents or Lenders to enter into Secured Cash Management Agreements with Holdings and/or its Restricted Subsidiaries and Secured Hedge Agreements with the Borrower and/or its Restricted Subsidiaries, the Pledgors hereby agree with the Collateral Agent, for the benefit of the Secured Parties, as follows:

1.              Defined Terms.

(a)             Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. Any term used herein or in the Credit Agreement without definition that is defined in the UCC has the meaning given to it in the UCC.

(b)            “ABL Intercreditor Agreement” shall have the meaning provided in the recitals hereto.

(c)            “ABL Priority Collateral” shall have the meaning assigned that term in the ABL Intercreditor Agreement.

(d)            “Borrower” shall have the meaning provided in the preamble hereto.

(e)            “CF Debt Priority Collateral” shall have the meaning assigned that term in the ABL Intercreditor Agreement.

(f)             “Collateral” shall have the meaning provided in Section 2.

(g)            “Collateral Agent” shall have the meaning provided in the preamble hereto.

(h)            “Credit Agreement” shall have the meaning provided in the recitals hereto.

(i)             “Equity Interests” shall mean, collectively, Capital Stock and Stock Equivalents.

(j)             “Existing Pledge Agreement” shall have the meaning provided in the recitals hereto.

(k)            “Holdings” shall bear the meaning in the Credit Agreement.

(l)             “Guarantee” shall have the meaning provided in the recitals hereto.

(m)           “Lenders” shall have the meaning provided in the recitals hereto.

(n)            “Obligations” shall mean the Obligations (as defined in the Credit Agreement).

(o)            “Pledge Agreement” shall have the meaning provided in the preamble hereto.

(p)             “Pledged Debt” shall have the meaning provided in the recitals hereto.

(q)            “Pledged Shares” shall have the meaning provided in the recitals hereto.

(r)             “Pledgors” shall mean the Subsidiary Pledgors, Holdings and the Borrower.

(s)            “Proceeds” has the meaning given to it in the UCC.

(t)             “Security Interest” shall have the meaning provided in Section 2.

(u)            “Subsidiary Pledgor” shall have the meaning provided in the recitals hereto.

(v)            “Termination Date” shall have the meaning ascribed thereto in Section 13(a).

(w)           “Term Loan Agent” shall have the meaning provided in the recitals hereto.

(x)             “Term Loan Facility” shall have the meaning provided in the recitals hereto.

(y)            “UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York; provided, however, that, in the event that, by reason of mandatory provisions of law, any of the attachment, perfection or priority of the Collateral Agent’s and the Secured Parties’ security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

(z)             Sections 1.2, 1.5, 1.9 and 1.10 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.

2.              Grant of Security. As collateral security for the payment and performance when due of all of the Obligations, each Pledgor hereby collaterally assigns and pledges to the Collateral Agent, for the benefit of the Secured Parties, and grants to the Collateral Agent, for the benefit of the Secured Parties, a lien on and a security interest in (the “Security Interest”) all of such Pledgor’s right, title and interest in, to and under the following, whether now owned or existing or at any time hereafter acquired or existing (collectively, the “Collateral”):

(a)            the Pledged Shares held by such Pledgor and the certificates representing such Pledged Shares and any interest of such Pledgor in the entries on the books of the issuer of the Pledged Shares or any financial intermediary pertaining to the Pledged Shares and all dividends, cash, warrants, rights, instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

(b)            the Pledged Debt and the instruments evidencing the Pledged Debt owed to such Pledgor, and all interest, cash, instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Debt; and

(c)            to the extent not covered by clauses (a) and (b) above, respectively, all Proceeds of any or all of the foregoing Collateral.

Notwithstanding the foregoing, the Collateral (and any defined term used in the definition thereof) for the Obligations shall not include any Excluded Stock and Stock Equivalents or any Excluded Property.

3.              Delivery of the Collateral. All certificates or instruments, if any, representing or evidencing the Collateral shall be (a) in the case of such Collateral existing as of the date hereof, delivered pursuant to Section 6.2 or Section 9.14(d) of the Credit Agreement, as the case may be, (but subject, in each case, to the provisions of the ABL Intercreditor Agreement and Section 25 hereof) and (b) in the case of such Collateral acquired after the date hereof, promptly (and in any event within 90 days of the acquisition thereof (or such longer period as the Collateral Agent may reasonably agree)), delivered by the applicable Pledgor to and held by or on behalf of the Collateral Agent (or a designated bailee, in accordance with the ABL Intercreditor Agreement and Section 25 hereof) pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Collateral Agent. The Collateral Agent shall have the right, at any time after the occurrence and during the continuance of an Event of Default, subject to the ABL Intercreditor Agreement, and upon at least 3 Business Days’ prior written notice to the relevant Pledgor, to transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of the Pledged Shares.

4.              Representations and Warranties. Each Pledgor represents and warrants as follows, after giving effect to the Transactions:

(a)            Schedule 1 hereto (i) correctly represents as of the Restatement Date (A) the issuer, the certificate number, the Pledgor and the record and beneficial owner, the number and class and the percentage of the issued and outstanding Equity Interests of such class of all Pledged Shares and (B) the issuer, the initial principal amount, the Pledgor and holder, date of issuance and maturity date of all Pledged Debt and (ii) together with the comparable schedule to each supplement hereto, includes all Equity Interests, debt securities and promissory notes required to be pledged hereunder. Except as set forth on Schedule 1, and except for Excluded Stock and Stock Equivalents, the Pledged Shares represent all (or 66% in the case of pledges of the Voting Stock of Foreign Subsidiaries or any Domestic Subsidiary substantially all of the assets of which consist of Capital Stock and/or debt of Foreign Subsidiaries that are CFCs) of the issued and outstanding Equity Interests of each class of Equity Interests in the issuer on the Restatement Date.

(b)            Such Pledgor is the legal and beneficial owner of the Collateral pledged or collaterally assigned by such Pledgor hereunder free and clear of any Lien, except for Permitted Liens (and which, in the case of Permitted Liens in respect of the Term Loan Facility, are subject to the ABL Intercreditor Agreement) and the Lien created by this Pledge Agreement.

(c)            As of the Restatement Date, the Pledged Shares pledged by such Pledgor hereunder have been duly authorized and validly issued and, in the case of Pledged Shares issued by a corporation, are fully paid and non-assessable, in each case, to the extent such concepts are applicable in the jurisdiction of organization of the respective issuer.

(d)            The execution and delivery by such Pledgor of this Pledge Agreement and the pledge of the Collateral pledged by such Pledgor hereunder pursuant hereto create a legal, valid and enforceable security interest in such Collateral (with respect to Collateral consisting of the Equity Interests or Pledged Debt of Foreign Subsidiaries, to the extent the creation of such Security Interest is governed by the Uniform Commercial Code of any applicable jurisdiction) and, upon delivery of such Collateral to the Collateral Agent (or a designated bailee, in accordance with the ABL Intercreditor Agreement and Section 25 hereof) shall constitute a fully perfected Lien on and security interest in the Collateral, securing the payment of the Obligations, in favor of the Collateral Agent for the benefit of the Secured Parties (with respect to Collateral consisting of the Equity Interests or Pledged Debt of Foreign Subsidiaries, to the extent the creation and perfection of such Security Interest is governed by the Uniform Commercial Code of any applicable jurisdiction), except as enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors’ rights generally and subject to general principles of equity and principles of good faith and fair dealing.

(e)            Such Pledgor has full organizational power, authority and legal right to pledge all the Collateral pledged by such Pledgor pursuant to this Pledge Agreement and this Pledge Agreement constitutes a legal, valid and binding obligation of each Pledgor (with respect to Collateral consisting of the Equity Interests or Pledged Debt of Foreign Subsidiaries, to the extent the enforceability of such Security Interest is governed by the Uniform Commercial Code of any applicable jurisdiction), enforceable in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors’ rights generally and subject to general principles of equity and principles of good faith and fair dealing.

5.              Certification of Limited Liability Company, Limited Partnership Interests, Equity Interests in Foreign Subsidiaries and Pledged Debt.

(a)            With respect to any Equity Interests in any Subsidiary constituting Collateral that are not a security as defined in Section 8-102(a)(15) of the Uniform Commercial Code of any applicable jurisdiction or pursuant to Section 8-103 of the Uniform Commercial Code of any applicable jurisdiction, if any Pledgor shall take any action that, under such sections, converts such Equity Interests into a security, such Pledgor shall give prompt written notice thereof to the Collateral Agent and cause the issuer thereof to issue to it certificates or instruments evidencing such Equity Interests, which it shall promptly deliver to the Collateral Agent (or a designated bailee, in accordance with the ABL Intercreditor Agreement and Section 25 hereof) as provided in Section 3.

(b)            Each Pledgor will comply with Section 9.12 of the Credit Agreement.

(c)            In the event that any Equity Interests in any Domestic Subsidiary or any Foreign Subsidiary, in each case, constituting Collateral are not represented by a certificate, the Pledgors agree not to permit such Domestic Subsidiary or such Foreign Subsidiary, as applicable, to issue Equity Interests represented by a certificate to any other Person.

6.              Further Assurances. Subject to the terms and limitations of Sections 9.11, 9.12 and 9.14 of the Credit Agreement, 3.2(c) of the Security Agreement and the ABL Intercreditor Agreement, each Pledgor agrees that at any time and from time to time, at the expense of such Pledgor, it will execute or otherwise authorize the filing of any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, deeds of trust and other documents), which may be required under any applicable law, or which the Collateral Agent may reasonably request, in order (x) to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby (including the priority thereof) or (y) to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Each Pledgor hereby irrevocably authorizes the Collateral Agent and its Affiliates, counsel and other representatives, at any time and from time to time, to file or record financing statements, amendments to financing statements and, with notice to the applicable Grantors, other filing or recording documents or instruments with respect to the Collateral in such form and in such offices as the Collateral Agent or the Required Lenders reasonably determine appropriate to perfect the Security Interest of the Collateral Agent under this Pledge Agreement.

7.              Voting Rights; Dividends and Distributions; Etc.

(a)            So long as no Event of Default shall have occurred and be continuing:

 (i)              Each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not prohibited by the terms of this Pledge Agreement or the other Credit Documents.

 (ii)             The Collateral Agent shall execute and deliver (or cause to be executed and delivered) to each Pledgor all such proxies and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above.

(b)            Subject to paragraph (c) below, each Pledgor shall be entitled to receive and retain and use, free and clear of the Lien created by this Pledge Agreement, any and all dividends, distributions, principal and interest made or paid in respect of the Collateral to the extent permitted by the Credit Agreement, as applicable; provided, however, that any and all noncash dividends, interest, principal or other distributions that would constitute Pledged Shares or Pledged Debt, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Shares or received in exchange for Pledged Shares or Pledged Debt or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be, and shall be forthwith delivered to the Collateral Agent (or a designated bailee, in accordance with the ABL Intercreditor Agreement and Section 25 hereof) to hold as, Collateral and shall, if received by such Pledgor, be received in trust for the benefit of the Collateral Agent, be segregated from the other property or funds of such Pledgor and be forthwith delivered to the Collateral Agent (or a designated bailee, in accordance with the ABL Intercreditor Agreement and Section 25 hereof) as Collateral in the same form as so received (with any necessary endorsement).

(c)            Upon at least three Business Days’ prior written notice to a Pledgor by the Collateral Agent that the Collateral Agent is exercising its rights under this Section 7(c), following the occurrence and during the continuance of an Event of Default, subject to the terms of the ABL Intercreditor Agreement,

 (i)              all rights of such Pledgor to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 7(a)(i) shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights during the continuance of such Event of Default, provided that, unless otherwise directed by the Required Lenders, the Collateral Agent shall have the right from time to time following the occurrence and during the continuance of an Event of Default, subject to the terms of the ABL Intercreditor Agreement, to permit the Pledgors to exercise such rights. After all Events of Default have been cured or waived, each Pledgor will have the right to exercise the voting and consensual rights that such Pledgor would otherwise be entitled to exercise pursuant to the terms of Section 7(a)(i) (and the obligations of the Collateral Agent under Section 7(a)(ii) shall be reinstated);

 (ii)             all rights of such Pledgor to receive the dividends, distributions and principal and interest payments that such Pledgor would otherwise be authorized to receive and retain pursuant to Section 7(b) shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which, subject to the terms of the ABL Intercreditor Agreement, shall thereupon have the sole right to receive and hold as Collateral such dividends, distributions and principal and interest payments during the continuance of such Event of Default. After all Events of Default have been cured or waived, the Collateral Agent, subject to the terms of the ABL Intercreditor Agreement, shall repay to each Pledgor (without interest) all dividends, distributions and principal and interest payments not otherwise applied in accordance with Section 11(b) that such Pledgor would otherwise be permitted to receive, retain and use pursuant to the terms of Section 7(b);

 (iii)            all dividends, distributions and principal and interest payments that are received by such Pledgor contrary to the provisions of Section 7(b) shall be received in trust for the benefit of the Collateral Agent and segregated from other property or funds of such Pledgor and shall forthwith be delivered to the Collateral Agent (or a designated bailee, in accordance with the ABL Intercreditor Agreement and Section 25 hereof) as Collateral in the same form as so received (with any necessary endorsements); and

 (iv)           in order to permit the Collateral Agent to receive all dividends, distributions and principal and interest payments to which it may be entitled under Section 7(b) above, to exercise the voting and other consensual rights that it may be entitled to exercise pursuant to Section 7(c)(i) above, and to receive all dividends, distributions and principal and interest payments that it may be entitled to under Sections 7(c)(ii) and (c)(iii) above, such Pledgor shall from time to time execute and deliver to the Collateral Agent, appropriate proxies, dividend payment orders and other instruments as the Collateral Agent may reasonably request in writing, subject to the terms of the ABL Intercreditor Agreement and Section 25 hereof.

8.              Transfers and Other Liens; Additional Collateral; Etc. Subject to the terms of the ABL Intercreditor Agreement, each Pledgor shall:

(a)            not (i) except as permitted by the Credit Agreement, sell or otherwise dispose of, or grant any option or warrant with respect to, any of the Collateral or (ii) create or suffer to exist any consensual Lien upon or with respect to any of the Collateral, except for Permitted Liens (and which, in the case of Permitted Liens in respect of the Term Loan Facility, are subject to the ABL Intercreditor Agreement) and the Lien created by this Pledge Agreement; provided that, subject to the provisions of the ABL Intercreditor Agreement, in the event such Pledgor sells or otherwise disposes of assets as permitted by the Credit Agreement to a Person that is not a Credit Party, and such assets are or include any of the Collateral, the Lien created by this Pledge Agreement shall be automatically released concurrently with the consummation of such sale, and upon the request of the applicable Pledgor the Collateral Agent shall evidence such release of such Collateral to such Pledgor; and

(b)            use commercially reasonable efforts to defend its and the Collateral Agent’s title or interest in and to all the Collateral (and in the Proceeds thereof) against any and all Liens (other than Permitted Liens (and which, in the case of Permitted Liens in respect of the Term Loan Facility, are subject to the ABL Intercreditor Agreement) and the Lien created by this Pledge Agreement), however arising, and any and all Persons whomsoever (except to the extent that the Collateral Agent and the Borrower agree that the cost of such defense is excessive in relation to the benefit to the Lenders thereof).

9.              Collateral Agent Appointed Attorney-in-Fact. Each Pledgor hereby appoints, which appointment is irrevocable and coupled with an interest, and shall automatically terminate with respect to such Pledgor on the Termination Date or, if sooner, upon the release of such Pledgor hereunder pursuant to Section 13, the Collateral Agent as such Pledgor’s attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise to take any action and to execute any instrument, in each case solely after the occurrence and during the continuance of an Event of Default (and upon prior written notice to such Pledgor that the Collateral Agent intends to take such action), that the Collateral Agent may deem reasonably necessary or advisable to accomplish the purposes of this Pledge Agreement, including to receive, indorse and collect all instruments made payable to such Pledgor representing any dividend, distribution or principal or interest payment in respect of the Collateral or any part thereof and to give full discharge for the same.

10.            The Collateral Agent’s Duties. The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Shares, whether or not the Collateral Agent or any other Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property. The Collateral Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Collateral Agent’s Lien thereon, or any certificate prepared by any Credit Party in connection therewith, nor shall the Collateral Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral.

11.            Remedies. Subject to the terms of the ABL Intercreditor Agreement, if any Event of Default shall have occurred and be continuing:

(a)             The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC or any other applicable law (whether or not the UCC applies to the affected Collateral) and also may upon prior notice to the relevant Pledgor, sell the Collateral or any part thereof in one or more parcels at public or private sale or sales, at any exchange broker’s board or at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, at such price or prices and upon such other terms as are commercially reasonable irrespective of the impact of any such sales on the market price of the Collateral. The Collateral Agent shall be authorized at any such sale of Pledged Shares or Pledged Debt (if it deems it advisable to do so) to restrict the prospective bidders or purchasers of Collateral to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and, upon consummation of any such sale, the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Pledged Shares or Pledged Debt so sold. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal that it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Collateral Agent or any Secured Party shall have the right upon any such public sale, and, to the extent permitted by law, upon any such private sale, to purchase all or any part of the Collateral so sold, and the Collateral Agent or such Secured Party may pay the purchase price by crediting the amount thereof against the Obligations. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days’ notice to such Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the extent permitted by law, each Pledgor hereby waives any claim against the Collateral Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree.

(b)            Subject to the ABL Intercreditor Agreement, the Collateral Agent shall apply the Proceeds of any collection or sale of the Collateral as well as any Collateral consisting of cash, at any time after receipt in the order set forth in Section 11.13 of the Credit Agreement. Upon any sale of the Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

(c)            All payments received by any Pledgor in respect of the Collateral after the occurrence and during the continuance of an Event of Default, shall, subject to the provisions of the ABL Intercreditor Agreement, be received in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Pledgor and shall be forthwith delivered to the Collateral Agent as Collateral in the same form as so received (with any necessary endorsement).

12.            Amendments, etc. with Respect to the Obligations; Waiver of Rights. Each Pledgor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Pledgor and without notice to or further assent by any Pledgor, (a) any demand for payment of any of the Obligations made by the Collateral Agent or any other Secured Party may be rescinded by such party and any of the Obligations continued, (b) the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Collateral Agent or any other Secured Party, (c) the Credit Agreement, the other Credit Documents and any other documents executed and delivered in connection therewith and the Secured Cash Management Agreements, Secured Hedge Agreements and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders, as the case may be, or, in the case of any Secured Hedge Agreement or Secured Cash Management Agreement, the Hedge Bank or Cash Management Bank party thereto) may deem advisable from time to time and (d) any collateral security, guarantee or right of offset at any time held by the Collateral Agent or any other Secured Party for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Collateral Agent nor any other Secured Party shall have any obligation to protect, secure, perfect or ensure any Lien at any time held by it as security for the Obligations or for this Pledge Agreement or any property subject thereto. When making any demand hereunder against any Pledgor, the Collateral Agent or any other Secured Party may, but shall be under no obligation to, make a similar demand on any Pledgor or any other Person, and any failure by the Collateral Agent or any other Secured Party to make any such demand or to collect any payments from any Pledgor or any other Person or any release of the Borrower or any Pledgor or any other Person shall not relieve any Pledgor in respect of which a demand or collection is not made or any Pledgor not so released of its several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Collateral Agent or any other Secured Party against any Pledgor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

13.            Continuing Security Interest; Assignments Under the Credit Agreement; Release.

(a)            This Pledge Agreement shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Pledgor and the successors and assigns thereof, and shall inure to the benefit of the Collateral Agent and the other Secured Parties and their respective successors, endorsees, transferees and assigns permitted under the Credit Agreement until the date on which all the Obligations (other than, in each case, any contingent indemnity obligations in respect of which a claim has not yet been made, any Secured Hedge Obligations or any Secured Cash Management Obligations) shall have been satisfied by payment in full and the Commitments shall have been terminated and all Letter of Credit Outstandings shall have been reduced to zero (or all such Letters of Credit and Letter of Credit Outstandings shall have been Cash Collateralized in a manner reasonably satisfactory to the applicable Letter of Credit Issuers) (such date, the “Termination Date”), notwithstanding that from time to time during the term of the Credit Agreement the Credit Parties may be free from any Obligations.

(b)            Any Pledgor shall automatically be released from its obligations hereunder and the Collateral of such Pledgor shall be automatically released as it relates to the Obligations upon such Pledgor ceasing to be a Credit Party in accordance with Section 13.1 of the Credit Agreement. Any such release in connection with any sale, transfer or other disposition of such Collateral permitted under the Credit Agreement to a Person that is not a Credit Party shall result in such Collateral being sold, transferred or disposed of, as applicable, free and clear of the Liens of this Pledge Agreement.

(c)            The Collateral shall be automatically released from the Liens of this Pledge Agreement as it relates to the Obligations (i) to the extent provided for in Section 13.1 of the Credit Agreement and (ii) upon the effectiveness of any written consent to the release of the security interest granted in such Collateral pursuant to Section 13.1 of the Credit Agreement.

(d)            In connection with any termination or release pursuant to the foregoing paragraph (a), (b) or (c), the Collateral Agent shall execute and deliver to any Pledgor or authorize the filing of, at such Pledgor’s expense, all documents that such Pledgor shall reasonably request to evidence such termination or release subject to, if reasonably requested by the Collateral Agent, the Collateral Agent’s receipt of a certification by the Borrower and the applicable Pledgor stating that such transaction is in compliance with the Credit Agreement and the other Credit Documents. Any execution and delivery of documents pursuant to this Section 13 shall be without recourse to or warranty by the Collateral Agent.

14.            Reinstatement. Each Pledgor further agrees that, if any payment made by any Credit Party or other Person and applied to the Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the Proceeds of Collateral are required to be returned by any Secured Party to such Credit Party, its estate, trustee, receiver or any other Person, including any Pledgor, under any bankruptcy law, state, federal or foreign law, common law or equitable cause, then, to the extent of such payment or repayment, any Lien or other Collateral securing such liability shall be and remain in full force and effect, as fully as if such payment had never been made or, if prior thereto the Lien granted hereby or other Collateral securing such liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), such Lien or other Collateral shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect any Lien or other Collateral securing the obligations of any Pledgor in respect of the amount of such payment.

15.            Notices. All notices, requests and demands pursuant hereto shall be made in accordance with Section 13.2 of the Credit Agreement. All communications and notices hereunder to any Pledgor shall be given to it in care of Holdings at Holdings’ address set forth on Schedule 13.2 to the Credit Agreement.

16.            Electronic Signatures; Counterparts. This Pledge Agreement may be executed by one or more of the parties to this Pledge Agreement on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Pledge Agreement by facsimile or other electronic transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature” and words of like import in this Pledge Agreement relating to the execution and delivery of this Pledge Agreement shall be deemed to include electronic signatures, which shall be of the same legal effect, validity or enforceability as a manually executed signature to the extent and as provided in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Notwithstanding anything herein, (a) the Collateral Agent is not under any obligation to accept an Electronic Signature in any form unless expressly agreed by it pursuant to procedures approved by it; (b) each Secured Party shall be entitled to rely on any Electronic Signature purportedly given by or on behalf of a Pledgor without further verification and regardless of the appearance or form of such Electronic Signature; and (c) upon request by the Collateral Agent, any Credit Document using an Electronic Signature shall be promptly followed by a manually executed, original counterpart.

17.            Severability. Any provision of this Pledge Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

18.            Integration. This Pledge Agreement together with the other Credit Documents represents the agreement of each of the Pledgors with respect to the subject matter hereof and there are no promises, undertakings, representations or warranties by any Pledgor, the Collateral Agent or any other Secured Party relative to the subject matter hereof not expressly set forth herein or in the other Credit Documents.

19.            Amendments in Writing; No Waiver; Cumulative Remedies.

(a)            None of the terms or provisions of this Pledge Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the affected Pledgor and the Collateral Agent in accordance with Section 13.1 of the Credit Agreement.

(b)            Neither the Collateral Agent nor any Secured Party shall by any act (except by a written instrument pursuant to Section 19(a)), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Collateral Agent or such other Secured Party would otherwise have on any future occasion.

(c)            The rights, remedies, powers and privileges herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

20.            Section Headings. The Section headings used in this Pledge Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

21.            Successors and Assigns. This Pledge Agreement shall be binding upon the successors and assigns of each Pledgor and shall inure to the benefit of the Collateral Agent and the other Secured Parties and their respective successors and permitted assigns, except that no Pledgor may assign, transfer or delegate any of its rights or obligations under this Pledge Agreement without the prior written consent of the Collateral Agent or as otherwise permitted by the Credit Agreement.

22.            WAIVER OF JURY TRIAL. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS PLEDGE AGREEMENT, ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).

23.            Submission to Jurisdiction; Waivers. Each party hereto irrevocably and unconditionally:

(a)            submits for itself and its property in any legal action or proceeding relating to this Pledge Agreement and the other Credit Documents to which it is a party to the exclusive general jurisdiction of the courts of the State of New York or the courts of the United States for the Southern District of New York, in each case sitting in New York City in the Borough of Manhattan, and appellate courts from any thereof;

(b)            consents that any such action or proceeding may be brought in such courts and waives (to the extent permitted by applicable law) any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same or to commence or support any such action or proceeding in any other courts;

(c)            agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address referred to in Section 15 or at such other address of which the Collateral Agent shall have been notified pursuant thereto;

(d)            agrees that nothing herein shall affect the right of any other party hereto (or any Secured Party) to effect service of process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any Pledgor in any other jurisdiction; and

(e)             waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 23 any special, exemplary, punitive or consequential damages.

24.            GOVERNING LAW. THIS PLEDGE AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

25.            ABL Intercreditor Agreement. Notwithstanding anything herein to the contrary, (a) the liens and security interests granted to the Collateral Agent pursuant to this Pledge Agreement and the exercise of any right, remedy, duty or obligation by the Collateral Agent hereunder, are subject to the provisions of the ABL Intercreditor Agreement and (b) prior to the Discharge of Senior Secured Debt Obligations of the Term Loan Secured Parties and any Additional Debt Secured Parties (as such terms are defined in the ABL Intercreditor Agreement), any obligation hereunder to physically deliver any CF Debt Priority Collateral (as such term is defined in the ABL Intercreditor Agreement) to the Collateral Agent hereunder shall be deemed satisfied by the delivery to the Term Loan Agent, acting as gratuitous bailee for the Collateral Agent in accordance with the ABL Intercreditor Agreement. In the event of any conflict between the terms of the ABL Intercreditor Agreement and the terms of this Pledge Agreement, the terms of the ABL Intercreditor Agreement shall govern and control. No right, power or remedy granted to the Collateral Agent hereunder shall be exercised by the Collateral Agent, and no direction shall be given by the Collateral Agent, in contravention of the ABL Intercreditor Agreement. Each Person that is secured hereunder, by accepting the benefits of the security provided hereby, (i) consents (or is deemed to consent), to the subordination of Liens provided for in the ABL Intercreditor Agreement, (ii) agrees (or is deemed to agree) that it will be bound by, and will take no actions contrary to, the provisions of the ABL Intercreditor Agreement, and (iii) authorizes (or is deemed to authorize) the ABL Agent (as defined in the ABL Intercreditor Agreement) on behalf of such Person to enter into, and perform under, the ABL Intercreditor Agreement.

26.            Enforcement Expenses; Indemnification.

(a)            Each Pledgor agrees to pay any and all reasonable and documented out of pocket expenses (including all reasonable and documented fees and disbursements of counsel) that may be paid or incurred by any Secured Party in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, such Pledgor under this Pledge Agreement, in each case subject to the limitations on reimbursement of costs and expenses set forth in Section 13.5 of the Credit Agreement.

(b)            Each Pledgor agrees to pay, and to save the Collateral Agent and the Secured Parties harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Pledge Agreement to the extent the Borrower would be required to do so pursuant to Section 13.5 of the Credit Agreement.

(c)            The agreements in this Section 26 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Credit Documents.

27.            Acknowledgments. Each party hereto hereby acknowledges that:

(a)            it has been advised by counsel in the negotiation, execution and delivery of this Pledge Agreement and the other Credit Documents to which it is a party;

(b)            neither the Collateral Agent nor any other Secured Party has any fiduciary relationship with or duty to any Pledgor arising out of or in connection with this Pledge Agreement or any of the other Credit Documents, and the relationship between the Pledgors, on the one hand, and the Collateral Agent and the other Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c)            no joint venture is created hereby or by the other Credit Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders and any other Secured Party or among the Pledgors and the Lenders and any other Secured Party.

28.            Additional Pledgors. Each Subsidiary that is required to become a party to this Pledge Agreement pursuant to Section 9.11 of the Credit Agreement shall become a Subsidiary Pledgor, with the same force and effect as if originally named as a Pledgor herein, for all purposes of this Pledge Agreement, upon execution and delivery by such Subsidiary of a written supplement substantially in the form of Annex A hereto. The execution and delivery of any instrument adding an additional Pledgor as a party to this Pledge Agreement shall not require the consent of any other Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Pledgor as a party to this Pledge Agreement.

29.            Amendment and Restatement. On the Restatement Date, the Existing ABL Pledge Agreement shall be amended and restated in its entirety by this Pledge Agreement, and the Existing ABL Pledge Agreement shall thereafter be and shall be deemed replaced and superseded in all respects by this Pledge Agreement. The parties hereto acknowledge and agree that (i) this Pledge Agreement and the other Credit Documents, whether executed and delivered in connection herewith or otherwise, do not constitute a novation or termination of the Obligations under the Existing ABL Pledge Agreement or the other Credit Documents as in effect prior to the Restatement Date and which remain outstanding as of the Restatement Date, (ii) the Obligations under the Existing ABL Pledge Agreement and the other Credit Documents are in all respects continuing (as amended and restated hereby and which are in all respects hereinafter subject to the terms herein) and (iii) the liens, security interests and collateral assignments created and granted by each Grantor party to the Existing ABL Pledge Agreement that encumber the Collateral shall continue to exist and remain valid and subsisting, shall not be impaired, extinguished or released hereby, shall remain in full force and effect as security for the Obligations and shall be governed by this Pledge Agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the undersigned has caused this Pledge Agreement to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

GMR INTERMEDIATE CORP.,
as a Pledgor

By:	/s/ Thomas A. A. Cook
Name: Thomas A. A. Cook
Title: Executive Vice President, General Counsel and Secretary

GLOBAL MEDICAL RESPONSE, INC.,
as a Pledgor

By:	/s/ Thomas A. A. Cook
Name: Thomas A. A. Cook
Title: Executive Vice President, General Counsel and Secretary

A 1 LEASING, INC.
ABBOTT AMBULANCE, INC.
ADAM TRANSPORTATION SERVICE, INC.
AEROCARE MEDICAL TRANSPORT, INC.
AIR AMBULANCE SPECIALISTS, INC.
AIR ANGELS, LLC
AIR EVAC EMS, INC.
AIR MEDICAL GROUP HOLDINGS LLC
AIR MEDICAL RESOURCE GROUP LLC
AIR MEDICAL RESOURCE GROUP, INC.
AIRMED INTERNATIONAL, LLC
AIRMED RESPONSE LLC
ALASKA REGIONAL LIFE FLIGHT CORPORATION
ALASKA REGIONAL TRANSPORT CORPORATION
ALLIANCE AMBULANCE OF ARIZONA LLC
AM HANGAR, LLC
AMBULANCE ACQUISITION, INC.
AMERICAN MEDFLIGHT, INC.
AMERICAN MEDICAL PATHWAYS, INC.
AMERICAN MEDICAL RESPONSE AMBULANCE SERVICE, INC.
AMERICAN MEDICAL RESPONSE DELAWARE VALLEY, LLC

[Signature Page to the Amended and Restated ABL Pledge Agreement]

AMERICAN MEDICAL RESPONSE HOLDINGS, INC.
AMERICAN MEDICAL RESPONSE MANAGEMENT, INC.
AMERICAN MEDICAL RESPONSE MID-ATLANTIC, INC.
AMERICAN MEDICAL RESPONSE NORTHWEST, INC.
AMERICAN MEDICAL RESPONSE OF COCHISE COUNTY LLC
AMERICAN MEDICAL RESPONSE OF COLORADO, INC.
AMERICAN MEDICAL RESPONSE OF CONNECTICUT, INCORPORATED
AMERICAN MEDICAL RESPONSE OF GEORGIA, INC.
AMERICAN MEDICAL RESPONSE OF ILLINOIS, INC.
AMERICAN MEDICAL RESPONSE OF INLAND EMPIRE
AMERICAN MEDICAL RESPONSE OF MARICOPA, LLC
AMERICAN MEDICAL RESPONSE OF MASSACHUSETTS, INC.
AMERICAN MEDICAL RESPONSE OF NEW YORK, LLC
AMERICAN MEDICAL RESPONSE OF NORTH CAROLINA, INC.
AMERICAN MEDICAL RESPONSE OF OKLAHOMA, INC.
AMERICAN MEDICAL RESPONSE OF PIMA, LLC
AMERICAN MEDICAL RESPONSE OF SAN DIEGO, INC.
AMERICAN MEDICAL RESPONSE OF SOUTH CAROLINA, INC.
AMERICAN MEDICAL RESPONSE OF SOUTHERN CALIFORNIA
AMERICAN MEDICAL RESPONSE OF TENNESSEE, INC.
AMERICAN MEDICAL RESPONSE OF TEXAS, INC.
AMERICAN MEDICAL RESPONSE WEST AMERICAN MEDICAL RESPONSE, INC.
AMF CORPORATION
AMR ALL-TRANSIT LLC
AMR BAY STATE, LLC
AMR BROCKTON, L.L.C.
AMR HOLDCO, INC.
AMR OF CENTRAL TEXAS I, LLC
AMR OF CENTRAL TEXAS II, LLC

[Signature Page to the Amended and Restated ABL Pledge Agreement]

AMRG ACQUISITION LLC
AMR-LGA OF TENNESSEE, LLC
ARCATA-MAD RIVER AMBULANCE LLC
ARIZONA EMS HOLDINGS, INC.
ASSOCIATED AMBULANCE SERVICE INC.
ATLANTIC AMBULANCE SERVICES
ACQUISITION, INC.
ATLANTIC/KEY WEST AMBULANCE, INC.
ATLANTIC/PALM BEACH AMBULANCE, INC.
BEACON TRANSPORTATION, INC.
BLYTHE AMBULANCE SERVICE
BOWERS COMPANIES, INC.
BROWARD AMBULANCE, INC.
CAL-ORE LIFE FLIGHT LLC
CALSTAR AIR MEDICAL SERVICES LLC
CITY AMBULANCE OF EUREKA, INCORPORATED
COMMUNITY AUTO AND FLEET SERVICES L.L.C.
COMMUNITY EMS, INC.
COMTRANS AMBULANCE SERVICE, INC.
COMTRANS OF OREGON, LLC
COMTRANS, INC.
CORNING AMBULANCE SERVICE INC.
DESERT VALLEY MEDICAL TRANSPORT, INC.
DONLOCK, LTD.
E.M.S. VENTURES, INC.
EAGLE AIR MED CORPORATION
EAGLEMED LLC
EASTERN AMBULANCE SERVICE, INC.
EASTERN PARAMEDICS, INC.
EMERGENCY MEDICAL TRANSPORT, INC.
EMERGENCY MEDICAL TRANSPORTATION, INC.
EMS OFFSHORE MEDICAL SERVICES, LLC
EMS VENTURES OF SOUTH CAROLINA, INC.
EXPEDITION HELICOPTERS, INC.
FIVE COUNTIES AMBULANCE SERVICE, INC.
FLORIDA EMERGENCY PARTNERS, INC.
FOUNTAIN AMBULANCE SERVICE, INC.
GALLUP MED FLIGHT, L.L.C.
GILA HOLDCO LLC
GMR EVENT SERVICES LLC
GMR SHARED SERVICES LLC
GOLD COAST AMBULANCE SERVICE
GOLD CROSS AMBULANCE SERVICE OF PA., INC.
GOLD CROSS AMBULANCE SERVICES, INC.
GRACE BEHAVIORAL HEALTH, L.L.C.
GRANDVIEW AVIATION LLC

[Signature Page to the Amended and Restated ABL Pledge Agreement]

GUARDIAN CRITICAL CARE SERVICES LLC
GUARDIAN EMS, INC.
GUARDIAN FLIGHT LLC
GUARDIAN FLIGHT, INC.
HANK’S ACQUISITION CORP.
HAWAII LIFE FLIGHT LLC
HEMET VALLEY AMBULANCE SERVICE, INC.
HERREN ENTERPRISES, INC.
HLF CORPORATION
INNOVATIVE PRACTICES, LLC
INTERNATIONAL LIFE SUPPORT, INC.
JET CENTER, LLC
JJDAC LLC
JJDAC, INC.
KURTZ AMBULANCE SERVICE, INC.
KURTZ INDUSTRIAL FIRE SERVICES, INC.
KURTZ MUNICIPAL DISPATCHING SERVICES, INC.
KURTZ PARAMEDIC SERVICE, INC.
KURTZ SPECIAL EVENTS SERVICES, INC.
KUTZ AMBULANCE SERVICE, INC.
LASALLE AMBULANCE INC.
LIFECARE AMBULANCE SERVICE, INC.
LIFE GUARD INTERNATIONAL INC.
LIFE LINE AMBULANCE SERVICE, INC.
LIFEFLEET SOUTHEAST, INC.
LIFEGUARD AMBULANCE SERVICE LLC
LIFEGUARD AMBULANCE SERVICE OF FLORIDA, LLC
LIFEGUARD AMBULANCE SERVICE OF ILLINOIS INC.
LIFEGUARD AMBULANCE SERVICE OF TEXAS, LLC
MAINSTAY SOLUTIONS, LLC
MARLBORO HUDSON AMBULANCE & WHEELCHAIR SERVICE, INC.
MED FLIGHT LEASING, LLC
MEDEVAC MEDICAL RESPONSE, INC.
MEDEVAC MIDAMERICA, INC.
MEDIC ONE AMBULANCE SERVICES, INC.
MEDIC ONE OF COBB, INC.
MEDICAL EMERGENCY DEVICES AND SERVICES (MEDS), INC.
MEDI-CAR AMBULANCE SERVICE, INC.
MEDI-CAR SYSTEMS, INC.
MEDICS AMBULANCE SERVICE (DADE), INC.
MEDICS AMBULANCE SERVICE, INC.
MEDICS AMBULANCE, INC.
MEDICS EMERGENCY SERVICES OF PALM BEACH COUNTY, INC.
MEDICS SUBSCRIPTION SERVICES, INC.

[Signature Page to the Amended and Restated ABL Pledge Agreement]

MEDICS TRANSPORT SERVICES, INC.
MEDICWEST AMBULANCE, INC.
MEDICWEST HOLDINGS, INC.
MEDLIFE EMERGENCY MEDICAL SERVICE, INC.
MEDSTAT EMS, INC.
MED-TRANS CORPORATION
MERCURY AMBULANCE SERVICE, INC.
MERCY AMBULANCE OF EVANSVILLE, INC.
MERCY LIFE CARE
MERCY, INC.
METRO AMBULANCE SERVICE (RURAL), INC.
METRO AMBULANCE SERVICE, INC.
METRO AMBULANCE SERVICES, INC.
METRO CARE CORP.
METROCARE SERVICES-ABILENE, L.P.
METROPOLITAN AMBULANCE SERVICE
MIDWEST AMBULANCE MANAGEMENT COMPANY
MISSION CARE OF ILLINOIS, LLC
MISSION CARE OF MISSOURI, LLC
MISSION CARE SERVICES, LLC
MOBILE MEDIC AMBULANCE SERVICE, INC.
MOUNTAINSTAR AIRCARE CORPORATION
NATIONAL AMBULANCE & OXYGEN SERVICE, INC.
NEVADA RED ROCK AMBULANCE, INC.
NEVADA RED ROCK HOLDINGS, INC.
NORTH MISS. AMBULANCE SERVICE, INC.
PACIFIC AMBULANCE, INC.
PARAMED, INC.
PARK AMBULANCE SERVICE INC.
PATIENT ADVOCACY GROUP, LLC
PHYSICIANS & SURGEONS AMBULANCE SERVICE, INC.
PROFESSIONAL MEDICAL TRANSPORT, INC.
PROVIDACARE, L.L.C.
PUCKETT AMBULANCE SERVICE, INC.
R/M ARIZONA HOLDINGS, INC.
R/M MANAGEMENT CO., INC.
R/M OF TENNESSEE G.P., INC.
R/M OF TENNESSEE L.P., INC.
RANDLE EASTERN AMBULANCE SERVICE, INC.
REACH AIR MEDICAL SERVICES, LLC
REACH MEDICAL HOLDINGS, LLC
REGIONAL EMERGENCY SERVICES, L.P.
RENO FLYING SERVICE LLC
RENO FLYING SERVICE, INC.
RIVER MEDICAL INCORPORATED

[Signature Page to the Amended and Restated ABL Pledge Agreement]

RMC CORPORATE CENTER, L.L.C.
RURAL/METRO (DELAWARE) INC.
RURAL/METRO CORPORATION
RURAL/METRO CORPORATION
RURAL/METRO CORPORATION OF FLORIDA
RURAL/METRO CORPORATION OF TENNESSEE
RURAL/METRO MID-SOUTH, L.P.
RURAL/METRO OF BREWERTON, INC.
RURAL/METRO OF CALIFORNIA, INC.
RURAL/METRO OF CENTRAL ALABAMA, INC.
RURAL/METRO OF CENTRAL COLORADO, INC.
RURAL/METRO OF CENTRAL OHIO, INC.
RURAL/METRO OF GREATER SEATTLE, INC.
RURAL/METRO OF INDIANA, L.P.
RURAL/METRO OF NEW YORK, INC.
RURAL/METRO OF NORTHERN CALIFORNIA, INC.
RURAL/METRO OF NORTHERN OHIO, INC.
RURAL/METRO OF OHIO, INC.
RURAL/METRO OF OREGON, INC.
RURAL/METRO OF ROCHESTER, INC.
RURAL/METRO OF SOUTHERN CALIFORNIA, INC.
RURAL/METRO OF SOUTHERN OHIO, INC.
RURAL/METRO OF TENNESSEE, L.P.
RURAL/METRO OPERATING COMPANY, LLC
SAN DIEGO 911 LLC
SAN DIEGO MEDICAL SERVICES ENTERPRISE, LLC
SEAWALL ACQUISITION, LLC
SEMINOLE COUNTY AMBULANCE, INC.
SEVEN BAR AVIATION, LLC
SEVEN BAR CRITICAL CARE NEW MEXICO, LLC
SIOUX FALLS AMBULANCE, INC.
SOUTHWEST AMBULANCE AND RESCUE OF ARIZONA, INC.
SOUTHWEST AMBULANCE OF CASA GRANDE, INC.
SOUTHWEST AMBULANCE OF NEW MEXICO, INC.
SOUTHWEST AMBULANCE OF SOUTHEASTERN ARIZONA, INC.
SOUTHWEST AMBULANCE OF TUCSON, INC.
SOUTHWEST GENERAL SERVICES, INC.
SPRINGS AMBULANCE SERVICE, INC.
SSAG, LLC
STAT HEALTHCARE, INC.

[Signature Page to the Amended and Restated ABL Pledge Agreement]

SUMMIT AIR AMBULANCE HOLDINGS, LLC
SUMMIT AIR AMBULANCE, LLC
SUNRISE HANDICAP TRANSPORT CORP.
SW GENERAL, INC.
TEK AMBULANCE, INC.
THE AID AMBULANCE COMPANY, INC.
THE AID COMPANY, INC.
TIDEWATER AMBULANCE SERVICE, INC.
TOWNS AMBULANCE SERVICE, INC.
TRANSPLANT TRANSPORTATION SERVICES, INC.
TROUP COUNTY EMERGENCY MEDICAL SERVICES, INC.
V.I.P. PROFESSIONAL SERVICES, INC.
VALLEY MED FLIGHT INC
VIRGINIA MEDICAL TRANSPORT, LLC
VITAL ENTERPRISES, INC.
W & W LEASING COMPANY, INC.
WESTMED AMBULANCE, INC.
WIREGRASS LIFE FLIGHT CORPORATION
WP ROCKET HOLDINGS INC.,
each as a Pledgor

By:	/s/ Thomas A. A. Cook
Name: Thomas A. A. Cook
Title: Executive Vice President, General Counsel and Secretary

[Signature Page to the Amended and Restated ABL Pledge Agreement]

BANK OF AMERICA, N.A.,
as the Collateral Agent

By:	/s/ Tanner Pump
Name: Tanner Pump
Title: Senior Vice President

[Signature Page to Amended and Restated ABL Pledge Agreement]

SCHEDULE 1

TO THE PLEDGE AGREEMENT

Pledged Shares

[Omitted]

ANNEX A

TO THE PLEDGE AGREEMENT

[Omitted]